UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026 (July 8, 2026)

INNOVATIVE EYEWEAR, INC.

(Exact name of registrant as specified in its charter)

Florida	001-41392	85-0734861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 Biscayne Blvd., Suite 630 North Miami, Florida	33181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 785-5178

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUCY	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LUCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 8, 2026, Innovative Eyewear, Inc., a Florida corporation (the “Company”), entered into an inducement letter agreement (the “Inducement Letter Agreement”) with a holder (the “Holder”) of certain of its existing warrants to purchase an aggregate of 2,200,544 shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), which were originally issued to the Holder on April 14, 2025 and June 24, 2025, each having an original exercise price of $2.60 per (the “Existing Warrants”).

The resale of the shares of Common Stock issued upon exercise of the Existing Warrants are registered pursuant to effective registration statements on Form S-1 (No. 333-287142 and No. 333-288777).

Pursuant to the Inducement Letter Agreement, the Holder agreed to exercise for cash the Existing Warrants at a reduced exercise price of $1.35 per share in consideration of the Company’s agreement to issue new unregistered Series J warrants (the “Series J Warrants” or “New Warrants”) to purchase up to an aggregate 6,601,632 shares of Common Stock, each at a purchase price of $0.125 per New Warrant. The New Warrants have an exercise price of $1.10 per share, are exercisable immediately upon issuance and have a term of exercise equal to twenty-four (24) months following the effective date of the Resale Registration Statement (as defined below).

The Company has agreed to file a registration statement providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) as soon as reasonably practicable (and in any event within 15 calendar days) after the date of the Inducement Letter Agreement, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the Securities and Exchange Commission (the “SEC”) within 45 calendar days following the date of the Inducement Letter Agreement (or within 75 calendar days following the date of the Inducement Letter Agreement in case of a “full review” of such registration statement by the SEC) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. Pursuant to the Inducement Letter Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement (in each case, subject to certain exceptions) until 30 calendar days after the closing of the offering. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter Agreement) until one (1) year after the closing of the offering (subject to an exception).

The gross proceeds to the Company from the exercise of the Existing Warrants and the issuance of the New Warrants were approximately $3.0 million prior to deducting placement agent fees and offering expenses. The closing of the offering occurred on July 9, 2026. The Company intends to use the net proceeds from this transaction for working capital and general corporate purposes.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent for the offering pursuant to an engagement agreement between the Company and Wainwright dated as of July 7, 2026 (the “Engagement Agreement”). As compensation for such placement agent services in the offering, the Company has agreed to pay Wainwright an aggregate cash fee equal to 7.5% of the gross proceeds received by the Company from the offering, plus a management fee equal to 1.0% of the gross proceeds received by the Company from the offering, accountable expenses of $50,000, non-accountable expenses of $25,000 and $15,950 for clearing expenses. The Company has also agreed to issue to Wainwright or its designees warrants to purchase up to 165,041 shares of Common Stock (the “PA Warrants” and the shares of Common Stock issuable upon exercise of the PA Warrants, the “PA Warrant Shares”). The PA Warrants are immediately exercisable, have a term of twenty-four (24) months following the effective date of the Resale Registration Statement, and have an exercise price of $1.6875 per share. Pursuant to the Engagement Agreement, the Company has also agreed to pay Wainwright a cash fee equal to 7.5% of the gross proceeds received by the Company from the ordinary course exercise of warrants previously placed by Wainwright, a management fee equal to 1.0% of the gross proceeds received by the Company from the ordinary course exercise of warrants previously placed by Wainwright and issue to Wainwright or its designees warrants to purchase up to 7.5% of the number of shares of Common Stock underlying any such exercised warrants previously placed by Wainwright, which will be in the same form and terms as the PA Warrants.

The foregoing summaries of the Inducement Letter Agreement, the Series J Warrants, and the PA Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the New Warrants, the New Warrant Shares, the PA Warrants, and the PA Warrant Shares is hereby incorporated by reference into this Item 3.02. The New Warrants, PA Warrants, New Warrant Shares, and PA Warrant Shares are being sold and issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. Such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy our securities nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01	Other Events.

On July 8, 2026, the Company issued a press release announcing the entry into the Inducement Letter Agreement, which has been filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Series J Warrant
4.2	Form of PA Warrant
10.1	Form of Inducement Letter Agreement, dated July 8, 2026, by and between Innovative Eyewear, Inc. and the Holder
99.1	Press release issued by the Company on July 8, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2026

INNOVATIVE EYEWEAR, INC.

By:	/s/ Harrison Gross
Name:	Harrison Gross
Title:	Chief Executive Officer

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